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                                                                     EXHIBIT 4.1


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                    SYMPLEX

                           COMMUNICATIONS CORPORATION

THIS CERTIFIES THAT



is the registered holder of


   FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITH A PAR VALUE OF US $0.01

in the Capital of the above named Corporation subject to the Articles and By-laws of the Corporation transferable on the books of the Corporation by the registered holder in person or by Attorney duly authorized in writing upon surrender of this certificate properly endorse.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers at Ann Arbor, Michigan.


                               DATED



President                          COUNTERSIGNED AND REGISTERED
                                   PACIFIC CORPORATE SERVICES LTD.     VANCOUVER
                                   TRANSFER AGENT AND REGISTRAR

Secretary                          By:____________________________
                                           Authorized Officer

  The Shares represented by this Certificate are transferable at the offices of Pacific Corporate Services Ltd., Vancouver, B.C.
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                            [Reverse of Certificate]

              FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE
                           [_][_][_]-[_][_][_]-[_][_][_]


         ________________________________________________________________
                       (Name and address of transferee)

         ________________________________________________________________


         _________________________________________________________ shares registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints



         ____________________________________________________ the attorney of the undersigned to transfer the said shares on the register of transfer and books of the Corporation with full power of substitution hereunder.

                  DATED:






         ___________________________    __________________________________
            (Signature of Witness)           (Signature of Shareholder)



         NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a bank, trust company or a member of a recognized stock exchange.


                  Signature Guaranteed By: